January 2014 Exhibit 99.1

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, share repurchases, debt redemptions, construction costs and capital expenditures, investment opportunities, rate base, and future electric sales. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause Wisconsin Energy's actual results to differ materially from those contemplated in any forward-looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; our ability to mitigate the impact of Michigan customers switching to an alternative electric supplier; cyber-security threats; construction risks; equity and bond market fluctuations; the impact of any legislative and regulatory changes; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in Wisconsin Energy's Form 10-K for the year ended December 31, 2012 and in subsequent reports filed with the Securities and Exchange Commission. Wisconsin Energy expressly disclaims any obligation to publicly update or revise any forward-looking information.

3  Largest electric and gas company in Wisconsin  1.1 million electric customers  1.1 million natural gas customers Overview Retail Electric and Gas Utilities

4 Investment Thesis An “Earn and Return” Company with a Low Risk Profile  Positive free cash flow  Targeted EPS growth of 4%-6%  Best in class dividend growth - targeting a dividend payout ratio of 65%-70% of earnings in 2017  Implies 7%-8% dividend growth annually 2015-2017  In January, the board authorized an increase in the quarterly dividend to 39 cents a share  $300 million share buyback program authorized from 2014 through 2017  Proven management team that has delivered strong financial results and operational excellence  Constructive regulatory climate

5 Wisconsin Energy is the only company in the  S&P Electric Index  S&P Utilities Index  Philadelphia Utility Index Dow Jones Utilities Average that has grown earnings per share and dividends per share every year since 2003 A Track Record of Performance Consistent Earnings and Dividend Growth

6 A Track Record of Performance Industry Leading Total Shareholder Returns One Year Three Year Five Year Ten Year Wisconsin Energy 16.1% 55.5% 131.8% 227.1% S&P Utilities Index 13.2% 37.5% 62.3% 141.8% S&P Electric Index 7.8% 29.7% 38.7% 132.4% Philadelphia Utility Index 11.0% 31.6% 53.0% 137.1% Dow Jones Utilities Average 12.7% 37.1% 64.2% 170.5% Annualized returns for periods ending 12/31/2013 Source: Bloomberg data, assumes all dividends were reinvested and returns were compounded daily

7 Targeting dividend payout ratio of 65 - 70 percent of earnings in 2017 A Track Record of Performance Industry Leading Dividend Growth $0.44 $0.46 $0.50 $0.54 $0.68 $0.80 $1.04 $1.20 $1.45 $1.56 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E

8 A Track Record of Performance Leading Reliability and Customer Satisfaction  Named the most reliable utility …  In the U.S. in 2013  In the Midwest nine of the past 12 years  During 2012, achieved highest customer satisfaction ratings in past decade … likely best ever

9 A Track Record of Performance Power the Future Investments – Natural Gas Capacity 1,090 MW Investment $664 million ROE 12.7% Equity 53% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Cost Per Unit of Capacity $609/kW Meeting the Region’s Energy Needs

10 Capacity 1,030 MW1 Investment $2 billion1 ROE 12.7% Equity 55% In Service Dates Unit 1 – February 2010, Unit 2 – January 2011 Cost Per Unit Approximately of Capacity $1,950/kW 1 All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,057 MW – value shown in table is amount guaranteed in lease agreement. Meeting the Region’s Energy Needs A Track Record of Performance Power the Future Investments – Coal

11 A Track Record of Performance Dramatic Change in Environmental Performance  From 2000 to 2013...  Power plant capacity up 50%  Emissions of nitrogen oxide sulfur dioxide down 80% mercury particulate matter

12 A Track Record of Performance Strong Financial Foundation Moody’s S&P Fitch WEC A3 A- A- WE A2 A- A WG A2 A A- Well Funded Pension …  More than 99% funded at year end 2012  More than $330 million in contributions in 2011 and 2012 Solid credit ratings … Positive Cash Flow …  Project $500 million of free cash flow from 2014-2018  Expect to generate free cash flow each year after reaching target dividend payout ratio in 2017

13 A Track Record of Performance Pension Funding Status Percentage Funded through 2012 40% 50% 60% 70% 80% 90% 100% Major US Utilities Average *Company 1 is more than 100% funded Source: Wolfe Research and company filings

14 A Track Record of Performance Summary of our Core Business  Retail Electric and Gas Utilities  Wisconsin, Michigan, and FERC jurisdictions  48.5% to 53.5% equity for Wisconsin Electric  10.4% allowed ROE  45% to 50% equity for Wisconsin Gas  10.5% allowed ROE  Power the Future  53% to 55% equity levels in lease agreements  12.7% ROE fixed in lease agreements  Wholesale Electric Transmission  FERC jurisdictional  50% equity level for rates  12.2% ROE with true-up $2.7 $5.7 Note: Value for retail electric and gas utilities represents rate base. Power the Future value is book value of investment. Wholesale electric transmission is 26.2% of ATC’s rate base. $9.8 Billion Rate Base and Power the Future Investment at 12/31/12

15 Where We Go From Here Major Segment Earnings for 2011 – 2013 2011A 2012A 2013 Electric and Gas Utilities $1.44 $1.55 Power the Future (1) $0.66 $0.69 Wholesale Electric Transmission (2) $0.16 $0.17 Unallocated holding company debt (3) ($0.08) ($0.06) $2.18 $2.35 (1)Includes allocation of approximately $375 million of 6.25% rate holding company debt (2)26.2% investment in ATC (3) Includes unallocated holding company debt and other miscellaneous corporate costs Projecting earnings per share growth of 4-6% annually from the 2011 base To be released February 6th, 2014

16 Where We Go From Here Delivering the Future  From 2014 through 2018, our plan is to invest $3.2 to $3.5 billion in needed infrastructure projects that will:  Renew and modernize our grid  Meet new environmental standards  Reduce our operating costs for customers

17 Where We Go From Here Solid Capital Investment in our Core Business (In millions) 48 83 82 61 96 97 137 173 102 125 108 84 211 224 208 214 220 227 189 188 330 188 194 200 83 $668 329 $668 342 $723 359 $588 388 $617 409 $607 426 $0 $100 $200 $300 $400 $500 $600 $700 $800 2013 2014 2015 2016 2017 2018 Customer Service & IT Generation Delivery - Electric Delivery - Gas Renewables Depreciation expected to be $375 million annually on average

18 Where We Go From Here Western Wisconsin Gas Expansion  Additional natural gas distribution capacity needed to address reliability and to meet growth in customer demand  Propane conversion - eight municipalities have passed franchise resolutions to receive natural gas service  Frac sand mining - increase from 10 to 115 licensed sand mining operations since 2010  Seeking approval from the Wisconsin Commission  Environmental surveys complete  Expected initial investment for the 85-mile lateral: $150-$170 million Sand Plants – Wisconsin

19 Where We Go From Here Renewable Energy Investments  Biomass Plant  50MW  Investment of approximately $269 million  Commercial operation began in November of 2013  Montfort Wind Energy Center  30MW  Purchased from a subsidiary of NextEra Energy, Inc.  Purchase price of $27 million  Approved by Wisconsin Commission and completed in December 2012  We expect to be in compliance with the Wisconsin renewable portfolio standard through 2023

20  In 2012 announced plans to convert Valley from coal to natural gas  Targeting completion of the conversion for late 2015 or early 2016  Follows completion of a $26 million gas pipeline upgrade with expected completion in 2014  Currently seeking regulatory approvals Where We Go From Here Valley Power Plant  Projected conversion cost for Valley: $65 to $70 million

21  In 2012 announced plans to build a new powerhouse at Twin Falls  Existing powerhouse is in need of repair  All major permits have been obtained  Construction began in the fall of 2013 with scheduled completion in 2016  Expected cost: $60 to $65 million Where We Go From Here Twin Falls Hydroelectric Powerhouse

22 Where We Go From Here Michigan Retail Choice  Two iron ore mines in Michigan’s Upper Peninsula switched to an alternate energy supplier effective September 1, 2013  In response, the company:  Dissolved the joint venture agreement with Wolverine Power Cooperative for environmental upgrades and partial ownership of the Presque Isle Power Plant  Is now finalizing terms of a ‘System Support Resource’ agreement with MISO for continued operation of the plant

23 Where We Go From Here Growth at American Transmission Company  ATC projects a need for $3.0-$3.6 billion of transmission investments in its footprint from 2013-2022  ATC’s prior plan called for $3.9-$4.8 billion of in- footprint investments from 2012-2021  Excludes potential transmission projects outside ATC’s traditional footprint  No significant impact on Wisconsin Energy’s near-term earnings forecast

24 Where We Go From Here Multiple Opportunities Being Evaluated  Additional capital for fuel blending at the Oak Creek Expansion units  Divestiture of energy assets by the State of Wisconsin  New transmission projects outside of Wisconsin and Michigan through our 26.2 percent ownership of American Transmission Company  Investment required to meet future EPA rules

25 Where We Go From Here Industry Leading Dividend Growth  The board of directors raised the quarterly dividend in January to 39 cents a share – equivalent to an annual rate of $1.56 a share  Represents a 30% increase over the rate in effect during 2012  The board of directors also affirmed a target payout ratio of 65-70 percent of earnings in 2017  Supports 7-8 percent dividend increases from 2015-2017

26 Where We Go From Here Financial Flexibility for Share Repurchases  The board of directors has authorized management to purchase up to $300 million of Wisconsin Energy common stock from 2014 – 2017  Original share buyback program authorized management to purchase up to $300 million of Wisconsin Energy common stock from 2011 – 2013  At the end of September 2013  Repurchased 7.12 million shares at an average price of $35.78 a share  Invested $254.8 million

27 Where we go from here Holding Company Debt Retirement  Our free cash position enables us to consider the early retirement of holding company obligations  Two major debt instruments at the holding company  $200 million bond with a 6.2% coupon expiring in 2033  $500 million hybrid security with a 6.25% coupon converting to a floating rate in 2017  Timing and magnitude of retirement depends on several factors including interest rates and our potential capital investments

28 Key Takeaways on Wisconsin Energy An “Earn and Return” Company with a Low Risk Profile  Power the Future program now complete  Highly visible earnings and strong cash flow  Final regulatory approvals in place  Well managed utility franchises with rate base growth  Investment in American Transmission Company provides an additional regulated growth opportunity  Positioned to deliver among the best risk-adjusted returns in the industry  Positive free cash flow  Best in class dividend growth story

Appendix

30 Where We Go From Here Wisconsin Jurisdiction Rate Case Summary  Public Service Commission of Wisconsin (PSCW) authorized 2.6% increase in net customer bills in 2013 and 2014 (after applying expected proceeds from a renewable energy tax grant)  Non-fuel rate increase prior to credits:  4.8% or $133 million in 2013 and 1.0% or $28 million in 2014  Final costs approved for Oak Creek Expansion  Over 99.5% of total actual project costs recovered  $24 million for fuel flexibility deferred  2014 fuel cost plan approved  Next Case: 2015 base rate case

31 Where We Go From Here Projected Rate Base $6.0 $6.7 $7.3 $7.5 $0.6 $0.3 $0.1 $0.3 ($0.2) ($0.4) ($0.6) ($0.7) $6.4 $6.6 $6.8 $7.1 -$2 -$1 $0 $1 $2 $3 $4 $5 $6 $7 $8 2012A 2013E 2014E 2015E Bi llio ns o f D oll ar s Average Total Utility Rate Base PPE CWIP All Other* *All other is comprised of customer advances, def. taxes, inventory and implied working capital.

32  Non-exclusive joint venture between Duke Energy and ATC (DATC) announced in April 2011  Adds potential investment opportunities outside ATC’s current footprint  Ownership is split 50/50 between Duke and ATC  DATC has proposed transmission projects for MISO’s Midwest Transmission Expansion Plan  Seven new transmission lines, located in five Midwestern states  Total cost of approximately $4 billion  Phased in over the next 10 years  FERC has approved an ROE at the MISO rate of 12.38%  Projects are subject to MISO and regulatory approval  DATC acquired interest in California’s Path 15 transmission line  An existing 84-mile, 500-kilovolt transmission line in central California  72 percent interest for approximately $56 million  Small earnings uplift starting in 2013  Overall DATC impact on WEC  No significant capital deployment expected until 2015 Where We Go From Here DATC

33 Where We Go From Here Forecast of Electric Sales 2013 Forecast vs. 2012 Actual 2013 Forecast vs. 2012 Normalized Residential -2.3% 0.1% Small C&I 0.2% 0.3% Large C&I (ex. Mines) -0.9% 0.2% Total Large C&I -3.2% -2.4% Total Retail -1.8% -0.7% Based on our customer demand for distribution services

34 Regulatory Environment Wisconsin Commissioners Name Party Began Serving Term Ends Phil Montgomery Chairman R 03/2011 03/2017 Eric Callisto D 05/2008 03/2015 Ellen Nowak R 07/2011 03/2019  Wisconsin Commission  3 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  Terms  6 year—staggered terms  Michigan Commission  3 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  Terms  6 year—staggered terms Michigan Commissioners Name Party Began Serving Term Ends John D. Quackenbush Chairman R 10/2011 07/2017 Greg R. White I 12/2009 07/2015 Sally Talberg I 07/2013 07/2019